SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  AMNEX, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   AMNEX, INC.
                                 101 Park Avenue
                            New York, New York 10178

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 14, 1997


To the Shareholders of AMNEX, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of AMNEX, INC., a New York corporation (the "Company" or "AMNEX"), will be held at the offices of the Company's wholly-owned subsidiary, American Network Exchange, Inc., 100 West Lucerne Circle, Orlando, Florida, on May 14, 1997 at 11:00 A.M., local time, for the following purposes:

     (1) To elect a Board of Directors consisting of three members.

     (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 40,000,000 to 70,000,000 (the "Authorized Share Increase").

     (3) Subject to shareholder approval of the Authorized Share Increase, to approve an amendment to the Company's 1992 Stock Option Plan to increase the number of Common Shares authorized to be issued thereunder from 2,250,000 to 4,250,000.

     (4) To transact such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on April 23, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Attached to the accompanying Proxy Statement as Exhibit A and incorporated herein by reference are Sections 2 and 10 of Article II of the Company's By-Laws. Such By-Law sections were amended by the Board of Directors of the Company in August 1996 and March 1997 to, among other things, provide for a procedure for shareholder nominations to the Board of Directors and to grant discretion to the Board of Directors to determine the date of the Company's annual meeting of shareholders.

                                             By Order of the AMNEX Board

                                             Amy S. Gross
                                             Secretary
New York, New York
May 3, 1997


================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF AMNEX, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A
SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                   AMNEX, INC.
                                 101 Park Avenue
                            New York, New York 10178



                                 PROXY STATEMENT


     Soliciting, Voting and Revocability of Proxy

     This Proxy Statement is being mailed to all shareholders of record of AMNEX, Inc. (the "Company" or "AMNEX") at the close of business, New York time, on April 23, 1997 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held on May 14, 1997 at 11:00 A.M., local time, or any adjournment thereof. The Proxy and the Proxy Statement were mailed to shareholders on or about May 3, 1997.

     All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named therein to AMNEX's Board of Directors,
(2) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized Common Shares from 40,000,000 to 70,000,000 (the "Authorized Share Increase"), and (3) FOR the proposal to amend the Company's 1992 Stock Option Plan (the "Option Plan") to increase the number of Common Shares (as defined below) authorized to be issued thereunder from 2,250,000 to 4,250,000 (the "Option Plan Amendment"). The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     Shareholders may expressly abstain from voting on Proposals 2 and 3 by so indicating in the Proxy. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to shareholders. Broker non-votes are not counted for the purpose of determining whether a particular proposal has been approved. With regard to Proposal 1, the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor. Since both Proposal 2, the proposed Authorized Share Increase, and Proposal 3, the proposed Option Plan Amendment, require the approval of a majority of the number of votes of the outstanding Shares (as defined in "Voting Securities and Security Ownership of Certain Beneficial Owners and Management" below), abstentions and broker non-votes will have the effect of a negative vote.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with AMNEX written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a shareholder who attends the Meeting need not revoke a Proxy given and vote in person unless the shareholder wishes to do so. Written revocations or amended Proxies should be sent to AMNEX at 101 Park Avenue, Suite 2507, New York, New York 10178,
Attention: Corporate Secretary.

     This Proxy is being solicited by the AMNEX Board of Directors. AMNEX will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding Proxy materials to beneficial owners of AMNEX Shares. Solicitations will be made primarily by mail, but certain Directors, officers or employees of AMNEX may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder at the Meeting.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information for the fiscal years ended December 31, 1996, 1995 and 1994 concerning the compensation of Peter M. Izzo, Jr., then Chief Executive Officer of the Company, and the persons who were the Company's four most highly compensated executive officers (other than Mr.
Izzo) during the 1996 fiscal year:

----------------------------------------------------------------------------------------------------------------------------
                                                 Annual                       Long-Term
                                              Compensation                  Compensation


                                                                                Awards
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Common
                                                                        Restricted         Shares
   Name and Principal                                                      Stock         Underlying         All Other
        Position           Year            Salary         Bonus          Award(s)          Options        Compensation
----------------------------------------------------------------------------------------------------------------------------
   Peter M. Izzo, Jr.      1996           $223,424         --           $320,625(2)      325,000(3)          $2,178(4)
   President and Chief   ---------------------------------------------------------------------------------------------------
  Executive Officer(1)     1995           $200,000      $52,083             --           300,000             $2,000(4)
                         ---------------------------------------------------------------------------------------------------
                           1994           $200,204      $36,204             --              --                 --
----------------------------------------------------------------------------------------------------------------------------
    Kenneth G. Baritz      1996           $166,935         --           $168,750(2)      300,000(3)          $1,187(4)
     Chairman of the     ---------------------------------------------------------------------------------------------------
        Board(5)           1995           $132,687      $17,601             --              --                 --
                         ---------------------------------------------------------------------------------------------------
                           1994           $120,061         --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------
        John Kane          1996           $154,403      $23,000(8)       $84,375(2)      275,000(3)            --
     Chief Operating     ---------------------------------------------------------------------------------------------------
       Officer(6)          1995            $80,384(7)   $32,000(8)          --            75,000               --
                         ---------------------------------------------------------------------------------------------------
                           1994               --           --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------
     Kevin D. Griffo       1996           $116,592         --            $84,375(2)      200,000(3)            $690(4)
  President of American  ---------------------------------------------------------------------------------------------------
 Network Exchange, Inc.    1995           $110,415         --               --            50,000               --
                         ---------------------------------------------------------------------------------------------------
                           1994               -- (9)       --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------
    Richard L. Stoun       1996           $110,146         --               --           100,000            $22,500(10)
    Vice President -     ---------------------------------------------------------------------------------------------------
   Finance, Treasurer      1995               -- (10)      --               --              --                 --
  and Chief Accounting   ---------------------------------------------------------------------------------------------------
         Officer           1994               --           --               --              --                 --
----------------------------------------------------------------------------------------------------------------------------


(1) Effective March 1997, Mr. Izzo assumed the position of President of the Company's PubCom Division.

(2) In May 1996, the following persons received awards of the following number of restricted Common Shares under the Company's 1996 Restricted Stock Grant Plan (the "Grant Plan"): Mr. Izzo - 95,000; Mr. Baritz - 50,000; Mr. Kane - 25,000; and Mr. Griffo - 25,000. One- tenth of such shares vest each year, subject to continued employment and subject to acceleration under certain circumstances. Dividends are payable with respect to such shares. As of December 31, 1996, no restricted shares had vested and such shares had the following respective values: Mr. Izzo - $290,938; Mr. Baritz - $153,125; Mr. Kane - $76,563; and Mr. Griffo - $76,563.

(3) Of such number of shares underlying options, the following number are subject to shareholder approval of both the Authorized Share Increase (to increase the number of authorized Common Shares of the Company) and the Option Plan Amendment (to increase the number of Common Shares authorized for issuance under the Option Plan):
     Mr. Izzo - 250,000; Mr. Baritz - 250,000; Mr. Kane - 50,000; and Mr. Griffo
     - 100,000.

(4)  Represents matching contributions by the Company under its 401(k) plan.

(5) Effective March 1997, Mr. Baritz was appointed Chief Executive Officer of the Company.

(6) Effective March 1997, Mr. Kane assumed the position of Executive Vice President for Business Development.

(7)  Mr. Kane joined the Company in June 1995.

(8) The bonus paid to Mr. Kane for 1995 and 1996 was based on the development of the Company's business regarding long distance calls that are paid by coins deposited in public pay telephones (commonly referred to as "1+ Coin").

(9)  Mr. Griffo joined the Company in January 1995.

(10) Mr. Stoun joined the Company in January 1996. The amount under "All Other Compensation" for 1996 represents a "signing bonus" paid in 1997 to Mr. Stoun following his completion of one year of continuous employment with the Company.

     Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options under the Option Plan during the fiscal year ended December 31, 1996:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Potential Realizable
                                                                                                   Value at Assumed Annual
                                                                                                    Rates of Stock Price
                                                                                                   Appreciation for Option
                                        Individual Grants                                                 Term (1)
-------------------------------------------------------------------------------------------------------------------------------
                            Number of
                             Common          Percent of
                             Shares        Total Options
                           Underlying        Granted to
                             Options        Employees in         Exercise         Expiration
        Name                 Granted         Fiscal Year           Price             Date             5%           10%
-------------------------------------------------------------------------------------------------------------------------------
 Peter M. Izzo, Jr.          75,000(2)           3.2%            $3.375            05/23/01        $69,934      $154,535
-------------------------------------------------------------------------------------------------------------------------------
 Peter M. Izzo, Jr.         250,000(3)          10.5%            $2.75             12/20/01       $187,944      $419,726
-------------------------------------------------------------------------------------------------------------------------------
  Kenneth G. Baritz          50,000(2)           2.1%            $3.375            05/23/01        $46,623      $103,024
-------------------------------------------------------------------------------------------------------------------------------
  Kenneth G. Baritz         250,000(3)          10.5%            $2.75             12/20/01       $189,944      $419,726
-------------------------------------------------------------------------------------------------------------------------------
      John Kane             100,000(4)           4.2%            $3.25             02/12/01        $89,792      $198,416
-------------------------------------------------------------------------------------------------------------------------------
      John Kane              25,000(5)           1.1%            $3.375            05/23/01        $23,311       $51,512
-------------------------------------------------------------------------------------------------------------------------------
      John Kane             100,000(6)           4.2%            $2.875            11/08/01        $79,431      $175,522
-------------------------------------------------------------------------------------------------------------------------------
      John Kane              50,000(3)           2.1%            $2.75             12/20/01        $37,989       $83,945
-------------------------------------------------------------------------------------------------------------------------------
   Kevin D. Griffo          100,000(7)           4.2%            $3.25             02/12/01        $89,792      $198,416
-------------------------------------------------------------------------------------------------------------------------------
   Kevin D. Griffo          100,000(3)           4.2%            $2.75             12/20/01        $75,977      $167,890
-------------------------------------------------------------------------------------------------------------------------------
  Richard L. Stoun          100,000(7)           4.2%            $3.25             02/12/01        $89,792      $198,416
-------------------------------------------------------------------------------------------------------------------------------

----------

(1) The potential realizable value is calculated based on the term of the option at the time of grant (five years). Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission (the "SEC") and does not represent the Company's prediction of its stock price performance.

(2) The options are exercisable to the extent of one-third thereof from and after each of May 23, 1997, 1998 and 1999. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements".

(3) The options are exercisable to the extent of one-third thereof from and after each of December 20, 1997, 1998 and 1999 and are subject to shareholder approval of the Authorized Share Increase (to increase the number of authorized Common Shares) and the Option Plan Amendment (to increase the number of Common Shares authorized for issuance under the Option Plan). See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements", "Amendment to Certificate of Incorporation to Increase Authorized Common Shares" and "Amendment to 1992 Stock Option Plan to Increase Authorized Shares".

(4) The options are exercisable to the extent of one-eighth thereof from and after June 1, 1996, one-sixth thereof from and after February 12, 1997, one-eighth thereof from and after June 1, 1997, one-twelfth thereof from and after February 12, 1998 and one-half thereof from and after June 1, 1998. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements".

(5) The options are exercisable to the extent of one-third thereof from and after February 12, 1998 and two-thirds thereof from and after February 12, 1999. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements".

(6) The options are exercisable to the extent of one-third thereof from and after each of November 8, 1997, 1998 and 1999. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements".

(7) The options are exercisable to the extent of one-third thereof from and after each of February 12, 1997, 1998 and 1999. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements".

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of options unexercised as of December 31, 1996:

--------------------------------------------------------------------------------------------------------------------------
                                          Number of Common Shares
                                     Underlying Unexercised Options at              Value of Unexercised in-the-Money
                                             December 31, 1996                        Options at December 31, 1996
--------------------------------------------------------------------------------------------------------------------------
           Name                          Exercisable/Unexercisable                      Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
    Peter M. Izzo, Jr.                     415,000 / 325,000 (1)                            $60,938 / $78,125
--------------------------------------------------------------------------------------------------------------------------
     Kenneth G. Baritz                     100,000 / 300,000 (1)                             $6,250 / $78,125
--------------------------------------------------------------------------------------------------------------------------
         John Kane                          50,000 / 300,000 (1)                            $16,406 / $50,781
--------------------------------------------------------------------------------------------------------------------------
      Kevin D. Griffo                       25,000 / 225,000 (1)                                -0- / $31,250
--------------------------------------------------------------------------------------------------------------------------
     Richard L. Stoun                           -0-/ 100,000                                    -0- / -0-
--------------------------------------------------------------------------------------------------------------------------

----------

(1) The number of Common Shares underlying options unexercisable as of December 31, 1996 include options for the following numbers that are subject to shareholder approval of the Authorized Share Increase (to increase the number of authorized Common Shares) and the Option Plan Amendment (to increase the number of Common Shares authorized for issuance under the Option Plan): Mr. Izzo - 250,000; Mr. Baritz - 250,000; Mr. Kane - 50,000;
     and Mr. Griffo - 100,000. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements", "Amendment to Certificate of Incorporation to Increase Authorized Common Shares" and "Amendment to 1992 Stock Option Plan to Increase Authorized Shares".

     No options were exercised by any of the foregoing persons during the fiscal year ended December 31, 1996.

Compensation of Directors

     Directors are not entitled to receive any compensation for services rendered in the capacity of Director. However, Michael V. Dettmers, a Director of the Company during 1996 and Chief Operating Officer of the Company since March 1997, provided consulting services to the Company during 1996 in the area of organizational design and development and received the following compensation: (i) $130,000; and (ii) a stock option under the Option Plan (subject to shareholder approval of the Authorized Share Increase and the Option Plan Amendment) for the purchase of 50,000 Common Shares at an exercise price of $2.75 per share. See "Amendment to Certificate of Incorporation to Increase Authorized Common Shares" and "Amendment to 1992 Stock Option Plan to Increase Authorized Shares".

Employment Contracts; Termination of Employment and Change-in-Control
Arrangements

     The Company is a party to employment agreements with Messrs. Izzo, Baritz, Kane and Griffo that provide for, among other matters, the following: (i) an initial term ending on June 25, 1997 (except that for Mr. Izzo the initial term ends on June 25, 1998 and for Mr. Kane the initial term ends on October 1,
1998); (ii) minimum annual compensation as follows: Mr. Izzo - $240,000;

Mr. Baritz - $190,000; Mr. Kane - $180,000; and Mr. Griffo - $150,000; (iii) the
entitlement by such persons to an annual bonus as follows: Mr. Izzo - 3% of the Company's consolidated pre-tax profits; Mr. Baritz - 1% of the Company's consolidated pre-tax profits; and Messrs. Kane and Griffo participation in a bonus pool equal to an aggregate of 3% of the Company's consolidated pre-tax profits (but for Mr. Kane in no event less than 1% of such profits); and (iv) the entitlement of such persons to a severance payment in the event that the executive officer's employment is terminated without cause, he resigns for good reason or his employment is terminated following a change in control of the Company (as defined in the respective employment agreements) equal to generally the greater of one year's minimum annual salary and the employee's total compensation for the previous 12 months (except that, for Mr. Izzo, the figures are two years and 24 months, respectively).

     All stock options held by Messrs. Izzo, Baritz, Kane, Griffo and Stoun will vest upon a change in control of the Company (as defined in their respective stock option agreements). Once and to the extent the options vest, whether by passage of time or upon a change in control, they will not terminate notwithstanding termination of employment for any reason. See "Voting Securities and Security Ownership of Certain Beneficial Owners and Management".

     The restricted Common Shares granted to Messrs. Izzo, Baritz, Kane and Griffo in 1996 (see the Summary Compensation Table) will vest in the event the executive officer's employment is terminated without cause, he resigns for good reason or his employment is terminated following a change in control of the Company (as defined in the Grant Plan).

Compensation Report of the Board of Directors

     During the fiscal year ended December 31, 1996, the obligations of the Compensation Committee of the Board of Directors were performed by the Board as a whole.

     AMNEX's executive compensation program is designed to attract, motivate and retain management with incentives linked to financial performance and enhanced shareholder value. AMNEX's compensation program consists of four elements: a cash salary, a cash incentive bonus, stock option grants and restricted stock grants.

     The Board reviews salary, bonus and stock award information for competitive companies of comparable size in similar industries. Based in part on this information, the Board generally sets salaries at levels comparable to those of such comparable companies. Bonuses generally are linked to Company performance during the year and thus align the interest of executive officers with that of the shareholders. The Board also assesses each executive officer's individual performance and contribution in determining bonus levels. The Board ties the AMNEX stock option and restricted stock grant programs to incentives that motivate its executive officers to improve the long-term market performance of AMNEX's Common Shares.

     In accordance with the foregoing, the Board determined the compensation payable to Peter M. Izzo, Jr., President and Chief Executive Officer of AMNEX for the fiscal year ended December

31, 1996, and authorized the Company to enter into an employment agreement with Mr. Izzo in June 1996. In establishing Mr. Izzo's annual cash salary of $223,424 for such year ($240,000 per annum pursuant to his June 1996 employment agreement), the Board reviewed salary information for competitive companies, Mr. Izzo's experience in the telecommunications industry and his performance as President of AMNEX since October 1992 and Chief Executive Officer since August 1993. In order to link the amount of additional compensation payable to Mr. Izzo to AMNEX's performance, the Board also determined that Mr. Izzo should be entitled to receive a bonus equal to 3% of AMNEX's pre-tax net profits for the applicable year. Such bonus arrangement was provided for in Mr. Izzo's employment agreement. Due to the Company's net loss for the fiscal year ended December 31, 1996, Mr. Izzo was not entitled to receive a bonus for such year.

     Since the Board believes that the granting of options to purchase Common Shares is and will provide Mr. Izzo with the long-term incentive to work for the betterment of AMNEX, Mr. Izzo was granted options in 1996 under the Option Plan for the purchase of an aggregate of 325,000 Common Shares, 250,000 of which are subject to shareholder approval of both Proposal 2, the Authorized Share Increase (to increase the number of authorized Common Shares), and Proposal 3, the Option Plan Amendment (to increase the number of Common Shares authorized for issuance under the Option Plan).

     The Board also believes that the granting of restricted Common Shares under the Grant Plan to Mr. Izzo provides him with an added incentive to contribute to the long-term growth of AMNEX since such grants vest over a ten year period (subject to acceleration under certain circumstances). Based on such belief, in 1996, Mr. Izzo was granted 95,000 restricted Common Shares under the Grant Plan.

     This report has been approved by the Board of Directors as of April 21, 1997.

                                                         Kenneth G. Baritz
                                                         Michael V. Dettmers
                                                         Francesco Galesi
                                                         Peter M. Izzo, Jr.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 1996, the functions of the Compensation Committee of the Board of Directors of the Company were performed by the Board as a whole. Among the Board members who participated in deliberations of the Board concerning executive officer compensation during such year were Peter M. Izzo, Jr., Chief Executive Officer of the Company during 1996 and, effective March 1997, President of the Company's PubCom Division, Kenneth
G. Baritz, Chairman of the Board of the Company, and, effective March 1997, Chief Executive Officer of the Company, and Michael V. Dettmers, a Director of the Company during such year and Chief Operating Officer of the Company since March 1997, who provided consulting services to the Company during 1996 in the area of organizational design and development (see "Compensation of Directors").

                             STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total return, for the five year period ended December 31, 1996, for the Common Shares, the Nasdaq Market Index and a peer group, in each case assuming an investment of $100 in AMNEX Common Shares or the index at the close of business on the last trading day prior to January 1, 1992, and reinvestment of dividends:

-------------------------------------------------------------------------------------------------------------------------
                                                                    December 31,
-------------------------------------------------------------------------------------------------------------------------
        Company/Index                1991            1992            1993            1994            1995           1996
-------------------------------------------------------------------------------------------------------------------------
         AMNEX, Inc.                100.00           21.67           40.83           39.17           60.00          40.83
-------------------------------------------------------------------------------------------------------------------------
         Nasdaq Market              100.00          100.98          121.13          127.17          154.96         204.98
         Index
-------------------------------------------------------------------------------------------------------------------------
         Peer Group                 100.00          114.90          155.02          143.57          195.93         159.19
         Index (1)
-------------------------------------------------------------------------------------------------------------------------

     The Peer Group Index is comprised of securities of the following companies:
Communications Central, Inc., Davel Communications Group, Inc., Frontier Corp., Intellicall Inc., People's Telephone Company, Inc., Phoenix Network Inc. and Phonetel Technologies, Inc.

                              VOTING SECURITIES AND
                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The total number of Common Shares, par value $.001 per share, of AMNEX (the "Common Shares") outstanding as of April 23, 1997 was 27,707,391. The total number of Series B Preferred Shares, par value $.001 per share, of AMNEX (the "Series B Preferred Shares") outstanding as of April 23, 1997 was 72,450. The total number of Series D Preferred Shares, par value $.001 per share, of AMNEX (the "Series D Preferred Shares") outstanding as of April 23, 1997 was 1,413,337. The total number of Series E Preferred Shares, par value $.001 per share, of AMNEX (the "Series E Preferred Shares") outstanding as of April 23, 1997 was 1,035,000. The total number of Series F Preferred Shares, par value $.001 per share, of AMNEX (the "Series F Preferred Shares") as of April 23, 1997 was 415,250. The total number of Series G Preferred Shares, par value $.001 per share, of AMNEX (the "Series G Preferred Shares") as of April 23, 1997 was 16,250. The total number of Series L Preferred Shares, par value $.001 per share, of AMNEX (the "Series L Preferred Shares") as of April 23, 1997 was 100,000. Each Common Share is entitled to one noncumulative vote, each Series B Preferred Share is entitled to ten noncumulative votes, each Series D Preferred Share is entitled to six noncumulative votes, each Series E Preferred Share is entitled to one noncumulative vote, each Series F Preferred Share is entitled to one noncumulative vote, each Series G Preferred Share is entitled to approximately 5.69 noncumulative votes, and each Series L Preferred Share is entitled to 15 noncumulative votes. The Common Shares, Series B Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares and Series L Preferred Shares (collectively, the "Shares") are the only outstanding classes and series, respectively, of securities of AMNEX entitled to vote. Accordingly, giving effect to the ten-for-one voting rights of the Series B Preferred Shares, the six-for-one voting rights of the Series D Preferred Shares, the one-for-one voting rights of the Series E Preferred Shares, the one-for-one voting rights of the Series F Preferred Shares, the approximately 5.69-for-one voting rights of the Series G Preferred Shares and the 15-for-one voting rights of the Series L Preferred Shares, the total number of votes of the Shares entitled to vote at the Meeting is 39,954,689. Only shareholders of record as of the close of business on April 23, 1997 will be entitled to vote. The holders of Shares entitled to a majority of the number of votes that may be cast in respect of the Shares outstanding and entitled to vote as of April 23, 1997, or Shares entitled to 19,977,345 or more votes, must be present at the Meeting in person or by Proxy in order to constitute a quorum for the transaction of business.

Common Shares

     The following table sets forth, to the knowledge of the Company based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Common Shares (i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Common Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
          Name of Management Person
           and Name and Address of                        Number of Shares                         Approximate
              Beneficial Owner                           Beneficially Owned                  Percentage of Class (1)
--------------------------------------------------------------------------------------------------------------------------
Spring Technology Corp. (2)                              3,854,421 (3)(4)                            12.3%
--------------------------------------------------------------------------------------------------------------------------
Robert A. Rowland                                        2,474,891(5)                                 8.8%
1122 Colorado Street
Austin, Texas
--------------------------------------------------------------------------------------------------------------------------
Mellon Bank Corporation                                  1,742,000(6)                                 6.2%
Mellon Bank, N.A.
The Dreyfus Corporation
One Mellon Bank Center
500 Grant Street
Pittsburgh, PA
--------------------------------------------------------------------------------------------------------------------------
Cofinvest 97 Ltd. (2)                                    1,725,787(3)(7)                              6.1%
--------------------------------------------------------------------------------------------------------------------------
Brian E. King                                            1,682,989                                    6.0%
675 Morris Avenue
Springfield, New Jersey
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                         537,040(8)                                 1.9%
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                          375,667(9)                                 1.3%
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                            108,334(10)                                  *
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                   98,166(11)                                  *
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                            33,334(12)                                  *
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                               -0-(13)                                 --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and                               1,239,239(8)(9)(10)                          4.3%
Directors as a group (8 persons)                                  (11)(12)(13)
                                                                  (14)
--------------------------------------------------------------------------------------------------------------------------

----------
 *       Less than 1%

(1) Except as they relate to a particular shareholder, does not give effect to the possible issuance of up to approximately 17,000,000 Common Shares pursuant to the exercise of outstanding options and warrants or the conversion of outstanding Preferred Shares and promissory notes of the Company (certain of which are exercisable or convertible only in the event of, among othermatters, shareholder approval of the Authorized Share Increase and the Option Plan Amendment) or pursuant to contractual commitments. See "Employment Contracts; Termination of Employment and Change-in-Control Arrangements", "Amendment to Certificate of Incorporation to Increase Authorized Common Shares" and "Amendment to 1992 Stock Option Plan to Increase Authorized Shares".

(2) Address is c/o Friedli Corporate Finance AG ("Friedli AG"), Freigutstrausse 5, Zurich, Switzerland.

(3) The Company has been advised by Friedli AG that, to its knowledge, the Common Shares reflected above as being beneficially owned by Spring Technology Corp. ("Spring") and Cofinvest 97 Ltd. ("Cofinvest") are held by such entities as nominees for certain overseas banking institutions which, in turn, hold such securities as nominees for the benefit of others (the "Ultimate Common Beneficial Owners"). The Company has been advised further by Friedli AG that, to its knowledge, none of the Ultimate Common Beneficial Owners is the beneficial owner of more than 5% of the outstanding Common Shares of the Company. See "Certain Relationships and Related Transactions".

(4) Includes 632,500 and 152,500 Common Shares issuable pursuant to the conversion of Series B Preferred Shares and Series F Preferred Shares, respectively, and 2,868,545 Common Shares issuable pursuant to the conversion of an outstanding promissory note of the Company (including accrued interest). The Company believes that Friedli AG may have the right to cause the conversion of such Series B Preferred Shares and promissory note into Common Shares.

(5) Includes 222,205 Common Shares issuable pursuant to currently exercisable warrants. Of the 2,252,686 other Common Shares beneficially owned by Mr. Rowland, 1,035,250 are currently held in escrow as security for indemnification claims that may be brought in connection with the Company's acquisition of Capital Network System Inc. and other related entities.

(6)  Based upon  Schedule 13G filed with the SEC.  Pursuant to the Schedule 13G,
     (i) of the reported shares, each of Mellon Bank Corporation and Mellon Bank, N.A. has sole voting power over 1,742,000 shares, sole dispositive power over 42,000 shares and shared dispositive power over 1,700,000 shares, and The Dreyfus Corporation has sole voting power and shared dispositive power over 1,700,000 shares; (ii) all of the reported shares are beneficially owned by Mellon Bank Corporation and its direct or indirect subsidiaries in their various fiduciary capacities; (iii) no one individual account holds an interest of 5% or more; and (iv) the filing of the Schedule 13G should not be construed as an admission that Mellon Bank Corporation or its direct or indirect subsidiaries are, for purposes of
     Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the beneficial owners of any of the reported shares.

(7) Includes 127,402 Common Shares issuable pursuant to the conversion of Series D Preferred Shares and 358,585 Common Shares issuable pursuant to the conversion of an outstanding promissory note of the Company (including accrued interest). The Company believes that Friedli AG may have the right to cause the conversion of such Preferred Shares and promissory note into Common Shares.

(8) Includes (i) 95,000 Common Shares held pursuant to a restricted Common Share grant under the Grant Plan which vests to the extent of one-tenth each year, commencing May 23, 1997, subject to continued employment and subject to acceleration under certain circumstances, and (ii) 440,000 Common Shares issuable pursuant to options that are exercisable currently or within 60 days.

(9) Includes (i) 50,000 shares held pursuant to a restricted Common Share grant under the Grant Plan which vests to the extent of one-tenth each year, commencing May 23, 1997, subject to continued employment and subject to acceleration under certain circumstances, and (ii) 141,667 Common Shares issuable pursuant to options and warrants that are exercisable currently or within 60 days.

(10) Represents (i) 25,000 shares held pursuant to a restricted Common Share grant under the Grant Plan which vests to the extent of one-tenth each year, commencing May 23, 1997, subject to continued employment and subject to acceleration under certain circumstances, and (ii) 83,334 Common Shares issuable pursuant to currently exercisable options.

(11) Includes (i) 25,000 shares held pursuant to a restricted Common Share grant under the Grant Plan which vests to the extent of one-tenth each year, commencing May 23, 1997, subject to continued employment and subject to acceleration under certain circumstances, and (ii) 66,666 Common Shares issuable pursuant to currently exercisable options.

(12) Represents  Common  Shares  issuable  pursuant  to  currently   exercisable
     options.

(13) Excludes 1,500,000 Common Shares issuable upon the conversion of 100,000 outstanding Series L Preferred Shares of the Company held by Mr. Galesi, which Series L Preferred Shares are mandatorily convertible into such Common Shares in the event the Company shall increase its number of authorized Common Shares to permit such conversion, as well as to satisfy other outstanding rights to acquire Common Shares of the Company (e.g. if the shareholders approve the Authorized Share Increase). Also excludes 1,500,000 Common Shares issuable upon the exercise of a certain warrant held by Mr. Galesi for the purchase of 100,000 Series L Preferred Shares of the Company, which warrant is exercisable for the purchase of 1,500,000 Common Shares in the event of the aforementioned increase in authorized Common Shares. See "Certain Relationships and Related Transactions".

(14) Includes (i) 25,000 shares held pursuant to a restricted Common Share grant under the Grant Plan which vests to the extent of one-tenth each year, commencing May 23, 1997, subject to continued employment and subject to acceleration under certain circumstances, and (ii) 61,667 Common Shares issuable pursuant to options that are exercisable currently or within 60 days.

Series B Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series B Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series B Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
         Name of Management Person and
        Name and Address of Beneficial                      Number of Shares                        Approximate
                     Owner                               Beneficially Owned (1)                 Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Friedli Corporate Finance AG                                    72,450(2)                              100%
Freigutstrausse 5
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Spring Technology Corp.                                         63,250(3)                              87.3%
c/o Friedli Corporate Finance AG
Freigutstrausse 5
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Banca Novara                                                     9,200(3)                              12.7%
Usteristrasse 9
Postfach
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                                 -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                  -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                    -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                          -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                   -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                                   -0-                                  --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors                               -0-                                  --
as a group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

----------

(1) Holders of Series B Preferred Shares are entitled to ten votes for each Series B Preferred Share held.

(2) The Company believes that Friedli AG or an affiliate thereof may have the right to vote and dispose of, or otherwise control, all of the outstanding Series B Preferred Shares. Friedli AG does not own any Series B Preferred Shares of record and the Company has been advised by Friedli AG that it disclaims beneficial ownership of such shares.

(3) The Company has been advised by Friedli AG that, to its knowledge, the Series B Preferred Shares reflected above as being beneficially owned by Spring and Banca Novara are held by such entities either as nominees for certain overseas banking institutions which, in turn, hold such securities as nominees for the benefit of others, or as nominees for the benefit of others. See "Certain Relationships and Related Transactions".

Series D Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series D Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series D Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
          Name of Management Person and
         Name and Address of Beneficial                   Number of Shares                       Approximate
                      Owner                            Beneficially Owned (1)                Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Friedli Corporate Finance AG                                 1,413,337(2)                           100%
Freigutstrausse 5
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Experta Treuhand AG                                            365,000(3)                           25.8%
Posttach 970
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Logitech Corp. (4)                                             343,334(3)                           24.3%
--------------------------------------------------------------------------------------------------------------------------
Barclays Bank (Schweiz) AG                                     203,500(3)                           14.4%
Schutzengasse 21
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Eagle Growth Ltd. (4)                                          199,100(3)                           14.1%
--------------------------------------------------------------------------------------------------------------------------
Cofinvest 97 Ltd. (4)                                          127,402(3)                           9.0%
--------------------------------------------------------------------------------------------------------------------------
Bordier & Cie (4)                                              110,000(3)                           7.8%
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                               -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                  -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                        -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                 -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                                 -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors                             -0-                                 --
as a group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

----------

(1) Holders of Series D Preferred Shares are entitled to six votes for each Series D Preferred Share held.

(2) The Company believes that Friedli AG or an affiliate thereof may have the right to vote and dispose of, or otherwise control, all of the outstanding Series D Preferred Shares. Friedli AG does not own any Series D Preferred Shares of record and the Company has been advised by Friedli AG that it disclaims beneficial ownership of such shares.

(3) The Company has been advised by Friedli AG that, to its knowledge, the Series D Preferred Shares reflected above as being beneficially owned by Experta Treuhand AG, Logitech Corp. ("Logitech"), Barclays Bank (Schweiz) AG, Eagle Growth Ltd., Cofinvest and Bordier & Cie are held by such entities either as nominees for certain overseas banking institutions which, in turn, hold such securities as nominees for the benefit of others, or as nominees for the benefit of others. See "Certain Relationships and Related Transactions".

(4) Address is c/o Friedli Corporate Finance AG, Freigutstrausse 5, Zurich, Switzerland.

Series E Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series E Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series E Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
          Name of Management Person and
         Name and Address of Beneficial                     Number of Shares                       Approximate
                      Owner                               Beneficially Owned(1)                Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Friedli Corporate Finance AG (2)                             1,035,000(2)                             100%
Freigutstrausse 5
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
I.A.A.C. International                                         360,000(4)                              34.8%
Automotive Advisors Corp.,
Panama(3)
--------------------------------------------------------------------------------------------------------------------------
Hans-Juergen Benze                                             215,000                                 20.8%
100 Jericho Quad
Jericho, New York
--------------------------------------------------------------------------------------------------------------------------
Finanzverwaltung Des Kantons Zurich                            200,000(4)                              19.3%
Vermogensverwaltung
Walcheplatz 1
Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------------------
Infidar AG (3)                                                  75,000(4)                               7.2%
--------------------------------------------------------------------------------------------------------------------------
Experta Trustee Co., Ltd.(3)                                    60,000(4)                               5.8%
--------------------------------------------------------------------------------------------------------------------------
Stephan Wullinger                                               55,000                                  5.3%
c/o Reich, a division of Fahnenstock
  and Company Inc.
780 Third Avenue
New York, New York
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                                 -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                  -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                    -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                          -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                   -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                                   -0-                                   --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors as                            -0-                                   --
a group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

---------

(1) Holders of Series E Preferred Shares are entitled to one vote for each Series E Preferred Share held.

(2) The Company believes that Friedli AG or an affiliate thereof may have the right to vote and dispose of, or otherwise control, all of the outstanding Series E Preferred Shares. Friedli AG does not own any Series E Preferred Shares of record and the Company has been advised by Friedli AG that it disclaims beneficial ownership of such shares.

(3) Address is c/o Friedli Corporate Finance AG, Freigutstrausse 5, Zurich, Switzerland.

(4) The Company has been advised by Friedli AG that, to its knowledge, the Series E Preferred Shares reflected above as being beneficially owned by I.A.A.C. International Automotive Advisors Corp., Panama, Finanzverwaltung Des Kantons Zurich, Infidar AG, and Experta Trustee Co., Ltd. are held by such entities either as nominees for certain overseas banking institutions which, in turn, hold such securities as nominees for the benefit of others, or as nominees for the benefit of others. See "Certain Relationships and Related Transactions".

Series F Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series F Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series F Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
          Name of Management Person and
         Name and Address of Beneficial                   Number of Shares                       Approximate
                      Owner                             Beneficially Owned(1)                Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Spring Technology Corp.(2)                                     152,500(3)                           36.7%
--------------------------------------------------------------------------------------------------------------------------
Joyce Ltd.(2)                                                  150,000(3)                           36.1%
--------------------------------------------------------------------------------------------------------------------------
Logitech Corp. (2)                                             105,250(3)                           25.3%
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                               -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                  -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                        -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                 -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                                 -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors                             -0-                                 --
as a group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

----------

(1) Holders of Series F Preferred Shares are entitled to one vote for each Series F Preferred Share held.

(2) Address is c/o Friedli Corporate Finance AG, Freigutstrausse 5, Zurich, Switzerland.

(3) The Company has been advised by Friedli AG that, to its knowledge, the Series F Preferred Shares reflected above as being beneficially owned by Spring, Joyce Ltd. and Logitech are held by such entities as nominees for certain overseas banking institutions which, in turn, hold such securities as nominees for the benefit of others. See "Certain Relationships and Related Transactions".

Series G Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series G Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series G Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
             Name of Management Person and
            Name and Address of Beneficial                       Number of Shares                   Approximate
                         Owner                                 Beneficially Owned(1)            Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Southbrook International Investments Ltd.                            27,500(2)                         100%
c/o Trippoak Advisors, Inc.
630 Fifth Avenue
New York, New York
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                                      -0-                             --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                       -0-                             --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                         -0-                             --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                               -0-                             --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                        -0-                             --
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                                        -0-                             --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors as a                               -0-                             --
group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

----------

(1) Holders of Series G Preferred Shares are entitled to approximately 5.69 votes for each Series G Preferred Share held.

(2) Subsequent to March 31, 1997 and prior to the April 23, 1997 record date for the Meeting, Southbrook International Investments Ltd. ("Southbrook") exercised its right to convert 11,250 Series G Preferred Shares into Common Shares. Accordingly, as of the close of business on April 23, 1997, Southbrook beneficially owned 16,250 Series G Preferred Shares.

Series L Preferred Shares

     The  following  table sets forth,  to the  knowledge  of the Company  based solely upon records available to it, certain information as of March 31, 1997 regarding the beneficial ownership of the Company's Series L Preferred Shares
(i) by each person who the Company believes may be considered under the rules and regulations of the SEC to be the beneficial owner of more than 5% of its outstanding Series L Preferred Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

--------------------------------------------------------------------------------------------------------------------------
           Name of Management Person and
          Name and Address of Beneficial                    Number of Shares                       Approximate
                       Owner                             Beneficially Owned (1)                Percentage of Class
--------------------------------------------------------------------------------------------------------------------------
Francesco Galesi                                               200,000(2)                             100%
c/o Galesi Group
Rotterdam Industrial Park
Wescott Road, Building 6
Schenectady, New York
--------------------------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.                                                 -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                                                  -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Kevin D. Griffo                                                    -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
John Kane                                                          -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
Richard L. Stoun                                                   -0-                                 --
--------------------------------------------------------------------------------------------------------------------------
All executive officers and Directors as                        200,000(2)                             100%
a group (8 persons)
--------------------------------------------------------------------------------------------------------------------------

----------

(1) Holders of Series L Preferred Shares are entitled to 15 votes for each Series L Preferred Share held.

(2) Includes 100,000 Series L Preferred Shares issuable pursuant to currently exercisable warrants. See "Certain Relationships and Related Transactions".

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     Galesi

     Pursuant to a Stock Exchange Agreement, dated as of January 7, 1997, between the Company and Francesco Galesi, the Company acquired from Mr. Galesi 10% of the outstanding capital stock of Galesi Telecom International, Inc. ("GTI"), a telecommunications company controlled by him. Pursuant to the terms of the Stock Exchange Agreement, (i) Mr. Galesi was issued 100,000 Series L Preferred Shares which have the following rights and preferences: (a) the right to receive dividends on an equal basis per share with the holders of the Company's Common Shares; (b) voting rights based on the number of Common Shares into which the Series L Preferred Shares are convertible; (c) the mandatory conversion of the Series L Preferred Shares into an aggregate of 1,500,000 Common Shares (the "Conversion Shares") upon the filing of a certificate of amendment to the Certificate of Incorporation of the Company pursuant to which there shall be authorized a sufficient number of Common Shares for issuance upon the conversion of the Series L Preferred Shares as well as upon the exercise of all outstanding purchase, exchange or conversion rights for the acquisition of Common Shares (see "Amendment to Certificate of Incorporation to Increase Authorized Common Shares"); and (d) a liquidation preference, on an equal basis per share with the holders of shares of the other outstanding series of Preferred Shares (an aggregate of $4,545,000); (ii) Mr. Galesi was issued a warrant for the purchase of 100,000 Series L Preferred Shares (the "Warrant Preferred Shares") (or, if the above certificate of amendment is filed, 1,500,000 Common Shares (the "Warrant Common Shares")) for an aggregate exercise price of $4,545,000 (subject to reduction to zero in the event that, during any continuous six-month period commencing on January 1, 1997 and ending on December 31, 1999, the consolidated revenues from operations of GTI are at least $12,500,000); (iii) Mr. Galesi was granted certain rights with regard to registration under the Securities Act of 1933, as amended (the "Securities Act"), the Conversion Shares and Warrant Common Shares (or, if such certificate of amendment shall not have theretofore been filed, the Series L Preferred Shares and Warrant Preferred Shares); (iv) Mr. Izzo was elected a Director of GTI; (v) Mr. Galesi was elected a Director of the Company; (vi) Mr. Galesi agreed that he would utilize GTI as his sole vehicle with regard to the conduct of international telecommunications business; (vii) Mr. Galesi agreed to a two year lock-up with regard to any securities acquired from the Company pursuant to the transaction; and (viii) Mr. Galesi granted the Company certain "tag along" rights with regard to the sale of the GTI capital stock acquired by the Company.

     Friedli

     Pursuant to an Agreement, dated as of January 13, 1997, among the Company, Friedli AG, Friedli Corporate Finance Inc. and Peter Friedli (collectively, the "Friedli Group") (the "Friedli Agreement"), the Friedli Group agreed to use its best efforts to cause certain securityholders of the Company (the "Holders") to sell, under certain circumstances and upon certain terms as set forth therein, up to 9,000,000 Common Shares (either through the sale of outstanding Common Shares held by such securityholders or following the conversion into Common Shares of certain promissory notes and Preferred Shares of the Company held by them). See "Voting Securities and Security Ownership of Certain Beneficial Owners and Management".

     Pursuant to the Friedli Agreement, the Company has agreed, under certain circumstances and subject to the conditions set forth therein, that it will (i) repurchase any convertible securities that are subject to the provisions of the Friedli Agreement, at an effective as converted purchase price of $3.50 per share, to the extent the underlying Common Shares are not sold pursuant to the Friedli Agreement; (ii) pay to the holders of the Preferred Shares of the Company that are subject to the provisions of the Friedli Agreement a cash payment in lieu of accrued dividends; (iii) pay to Friedli AG, in settlement of any and all claims of the Friedli Group for consulting, advisory, investment banking or similar or related fees and expenses, the sum of $375,000; (iv) agree to offer to the holders of the Company's Series F Preferred Shares the right to exchange such shares for an equal number of Series K Preferred Shares of the Company, the only difference between such series being that the Series K Preferred Shares would have a conversion price of $3.50 per share in contrast with the $5.00 per share conversion price for the Series F Preferred Shares; and
(v) agree to redeem certain outstanding promissory notes of the Company in the aggregate principal amount of $1,400,000 that are due in October 1999 and are payable to certain clients of the Friedli Group in connection with the Company's acquisition of Crescent Communications, Inc. In addition, pursuant and subject to the terms of the Friedli Agreement, the parties agreed to exchange mutual general releases under certain circumstances (the Company release to include, among others, the Holders). The Friedli Agreement is subject to termination under certain circumstances. See "Amendment to Certificate of Incorporation to Increase Authorized Common Shares".

     National

     Effective February 28, 1997, American Network Exchange, Inc., a wholly-owned subsidiary of the Company ("ANEI"), entered into a Renewal and Modification Agreement (the "Renewal Agreement") with National Telecom USA, Inc. ("National") with regard to a certain Prime COCOT Aggregator Agreement (the "Aggregator Agreement") and a certain Settlement Agreement previously entered into between the parties. The Company has been advised that Brian E. King ("King"), a principal shareholder of the Company (see "Voting Securities and Security Ownership of Certain Beneficial Owners and Management"), is the President and sole shareholder of National.

     Pursuant to the Aggregator Agreement, National, which owns, leases or otherwise controls private pay phones (the "National Phones") and is an aggregator of long distance and operator- assisted traffic generated by the National Phones, engaged ANEI as the principal provider of direct dial long distance and operator-assisted services (collectively, "Services") to the National Phones. Pursuant to the Settlement Agreement, the parties settled certain claims made against each other with respect to the Aggregator Agreement.

     Pursuant to the Renewal Agreement, as amended, among other matters, (i) the term of the Aggregator Agreement was extended through February 28, 2007, subject to earlier termination under certain circumstances, (ii) ANEI was engaged as the exclusive provider of Services to the National Phones; (iii) ANEI assumed National's obligation to provide certain services and administrative support, and pay commissions and other compensation, to National's customers;
(iv) ANEI was given the exclusive right to manage the business and operations of National; (v) ANEI agreed to pay to National a minimum amount of $2,250,000;
(vi) ANEI agreed to pay to National a reduced monthly payment equal to the greater of $7,500 or .5% of Billed Revenues (as defined in the Renewal Agreement) during the first three years of the term of the Renewal Agreement, subject to adjustment at the end of such period; (vii) ANEI was granted a right of first refusal by King with regard to business opportunities for the reselling of long distance and operator-assisted traffic generated by private pay phones; and (viii) the parties settled all outstanding liabilities and obligations under the Settlement Agreement.

     Contemporaneously with the execution of the Renewal Agreement, the Company purchased certain furniture and equipment from National for an aggregate purchase price of $160,000 and entered into a five-year real property lease with an entity affiliated with King that provides for a rental of $72,000 per year.

     The Company believes that the terms of the Renewal Agreement and related transactions were no more favorable to National and King than those that the Company would have offered to unrelated parties.

Indebtedness of Management

     In January 1997, the Company loaned $150,000 to Kevin D. Griffo, President of the Company's TelCom Division. The loan is repayable, together with interest at the rate of 5.77% per annum, to the extent of one-half of any and all bonuses, and all amounts due upon termination of employment, that are payable to him, but, in any event, within five years from the date of the loan. As security for the repayment of the loan, Mr. Griffo has pledged to the Company all of his right, title and interest in and to the 25,000 restricted Common Shares previously granted to him under the Grant Plan (see Summary Compensation Table under "Executive Compensation") as well as any and all Common Shares that may be issued to him upon his exercise of options to purchase such shares.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Three Directors are to be elected at the Meeting to serve until the next annual meeting of shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board. The Board will consider shareholder recommendations for Board positions that are made in writing to AMNEX's Chief Executive Officer (see "Shareholder Proposals").

Nominees for Director

     All nominees are currently Directors of AMNEX. The following table sets forth the position and offices presently held with AMNEX by each nominee, his age as of March 31, 1997 and the year in which he became a Director. Proxies not marked to the contrary will be voted in favor of their election. There are no family relationships among any of AMNEX's executive officers and Directors.

======================================================================================================
                                           Positions and Offices Presently             Year Became
                Name             Age            Held with the Company                  a Director
------------------------------------------------------------------------------------------------------
Kenneth G. Baritz                40      Chairman, Chief Executive Officer                1992
                                         and Director
------------------------------------------------------------------------------------------------------
Peter M. Izzo, Jr.               45      President of PubCom Division and                 1992
                                         Director
------------------------------------------------------------------------------------------------------
Francesco Galesi                 66      Director                                         1997
======================================================================================================

     Kenneth G. Baritz was appointed Chief Executive Officer of the Company in March 1997. Mr. Baritz has also served as the Company's Chairman since January 1994 and as a Director of the Company since October 1992. Mr. Baritz served from October 1989 through December 1993 as a Vice President of Bear, Stearns & Co., Inc., an investment banking firm. From April 1987 to October 1989, he was a Vice President of Shearson Lehman Brothers, also an investment banking firm. In 1994, without admitting or denying that he had committed any violations, Mr. Baritz consented to a censure and a 90 day suspension from employment with a New York Stock Exchange member firm for conduct inconsistent with just and equitable principles of trading involving certain brokerage transactions completed in 1989 and 1991. Mr. Baritz is also a member of the Boards of Directors of a number of privately-held companies.

     Peter M. Izzo, Jr. has served as President of the Company's PubCom Division since March 1997 and as a Director of the Company since October 1992. Mr. Izzo previously served as the Company's President from October 1992 to March 1997 and as its Chief Executive Officer from August 1993 to March 1997. From May 1991 to October 1992, Mr. Izzo served as President of Peconic Communications, a provider of pay phones and interconnect equipment. He served as Vice President of New Product Development for the Company during 1991. Prior to such time and from 1989, Mr. Izzo was associated with American Network Exchange Inc., a wholly-owned subsidiary of the Company, last serving as Executive Vice President
- Operations. During 1987 and 1988, Mr. Izzo was Vice President of Network Operations at Elcotel, a manufacturer of private pay phones. He previously served as Director of Operations for TFN, Inc., an interexchange carrier, and was employed for 15 years with New York Telephone Company.

     Francesco Galesi has served as a Director of the Company since January 1997. Since 1969, Mr. Galesi has served as Chairman of the Galesi Group, which includes companies engaged in telecommunications, manufacturing, real estate and logistic management. Mr. Galesi is also currently a Director of Walden Residential Properties, Inc., a real estate company, and WorldCom,

Inc., a telecommunications company, the shares of each of which are publicly traded. Mr. Galesi also serves on the Boards of Directors of a number of privately-held companies.

Board Committees

     Currently, there are no standing committees of the Board of Directors; instead, all functions are performed by the Board as a whole.

Meetings

     The Board held thirteen meetings during the year ended December 31, 1996. All of the Directors of AMNEX for that year attended all such meetings. The Board also acted on four occasions during 1996 by unanimous written consent in lieu of a meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the SEC by Section 16 "reporting persons", including Directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock and certain trusts of which reporting persons are trustees. AMNEX is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 1996. To AMNEX's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1996, AMNEX's officers, Directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

              PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON SHARES

     On April 21, 1997, the Board, by unanimous vote, adopted resolutions approving and submitting to a vote of the shareholders an amendment to Article 4 of the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 40,000,000 to 70,000,000 (the "Authorized Share Increase"). The relative rights and limitations of the Common Shares would remain unchanged under the amendment. The Board believes such action to be in the best interest of the Company so as to make additional Common Shares available for acquisitions, financings, present and future employee benefit programs and other corporate purposes. As discussed below, certain arrangements are currently in place, and a transaction contemplated, that will be affected by approval of the Authorized Share Increase.

     The additional Common Shares resulting from the shareholder approval of the Authorized Share Increase may be issued from time to time as the Board of Directors may determine without further action of the shareholders of the Company. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to use the additional Common Shares on their own, or together with the Company's authorized Preferred Shares, as a defensive tactic against hostile takeover attempts. The authorization of such additional Common Shares will have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, currently threatened. Except as described under "Executive Compensation-Employment Contracts; Termination of Employment and Change-in-Control Arrangements" and "Shareholder Proposals", there are no provisions in the Company's Certificate of Incorporation or By-Laws or other material agreements to which the Company is a party that would, in management's judgment, have an anti-takeover effect.

     As indicated above, the Company is currently authorized to issue 40,000,000 Common Shares. As of April 23, 1997, there were 27,707,391 Common Shares issued and outstanding. In addition, as of such date, the Company had reserved the remaining 12,292,609 Common Shares for issuance pursuant to the exercise of outstanding options and warrants or the conversion of outstanding Preferred
Shares and promissory notes, or pursuant to contractual commitments. Accordingly, without an increase in the number of authorized Common Shares, the Company will be unable to issue any Common Shares (except for the Common Shares that are reserved as indicated above), grant any options, warrants or other rights for the purchase of Common Shares or issue any securities convertible into or exchangeable for Common Shares.

     In addition to the 12,292,609 Common Shares reserved for issuance, the Company has granted the following options and issued the following convertible Preferred Shares that will be affected by an increase in the number of Common Shares authorized for issuance: (i) in December 1996 and March 1997, pursuant to the Option Plan, the Company granted options for the purchase of an aggregate of 1,895,000 Common Shares (see "Executive Compensation - Option Grants in Last Fiscal Year" and "Amendment to 1992 Stock Option Plan to Increase Authorized Shares - Option Grants"); such options were granted subject to shareholder approval of (a) a certificate of amendment to the Company's Certificate of Incorporation (such as the one contemplated by the proposal discussed herein) pursuant to which there shall be authorized a sufficient number of Common Shares for issuance upon the exercise of such options as well as upon the exercise of all outstanding purchase, exchange or conversion rights for the acquisition of Common Shares; and (b) an increase in the number of Common Shares authorized for issuance under the Option Plan from 2,250,000 to 4,250,000 (see "Amendment to 1992 Stock Option Plan to Increase Authorized Shares"); and (ii) in January 1997, the Company issued to Francesco Galesi 100,000 Series L Preferred Shares which are mandatorily convertible into 1,500,000 Common Shares in the event of the filing by the Company of the above certificate of amendment; in addition, contemporaneously, the Company issued to Mr. Galesi a warrant for the purchase of 100,000 Series L Preferred Shares at an exercise price of $45.45 per share which, automatically upon the filing of such certificate of amendment, shall become exercisable instead for the purchase of 1,500,000 Common Shares at an exercise price of $3.03 per share (in each case subject to reduction to zero under certain circumstances) (see "Certain Relationships and Related Transactions").

     In addition, the Company is presently contemplating an offering of convertible subordinated debt securities in the approximate principal amount of $50,000,000 to certain institutional and qualified investors in the United States and certain investors outside the United States. It is contemplated that, if the financing is undertaken, the securities offered will not be registered under the Securities Act and neither such securities nor the underlying Common Shares may be offered or sold in the United States absent registration under the Securities Act or an exemption from the registration requirements thereof. It is contemplated further that, in connection with the offering of the debt securities, the Company will agree to file a shelf registration statement under the Securities Act with respect to such debt securities and Common Shares within a short period of time after completion of such offering so as to permit the purchasers of such debt securities to resell such debt securities and the Common Shares issuable upon conversion thereof pursuant to an effective registration statement. Any such resale will only be made by means of a prospectus satisfying the requirements of the Securities Act. The exact aggregate principal amount of such debt securities, interest rate on such debt securities, price and other provisions relating to conversion of such debt securities into Common Shares and the other terms of such debt securities and the terms of such registration will be determined in light of market conditions at the time of the offering. Although the terms of the contemplated offering have not been fixed, the Company anticipates that the conversion price for the debt securities would be between 18% and 22% in excess of market value of a Common Share at the time of issuance. In such event, based upon the contemplated size of the offering, the Company anticipates that the number of Common Shares that would need to be reserved upon conversion of the debt securities would in all likelihood be between 13,000,000 and 15,000,000. The Company has no firm commitment for the purchase of any such debt securities. No assurance can be given that the Company will undertake such offering or, if undertaken, that it will consummate such financing to the extent or on the terms contemplated or anticipated or otherwise.

     The proceeds of any such financing are intended to be used to repurchase certain outstanding convertible promissory notes and Preferred Shares, and prepay certain other outstanding promissory notes, held by clients of Friedli AG (see "Voting Securities and Security Ownership of Certain Beneficial Owners and Management"), and to provide funds for acquisitions and any short-term working capital needs. There are no definitive arrangements in place with respect to acquisitions which would require the use of any such cash proceeds or any of the additional authorized Common Shares.

     The principal amounts and maturity dates of, and conversion prices for, the promissory notes to be repurchased are as follows: (i) $500,000 due within 90 days of demand, plus accrued interest of approximately $147,500 through April 15, 1997, convertible at a price of $.20 per share into approximately 3,237,500 Common Shares; and (ii) $325,000 due May 1, 1997, plus accrued interest of approximately $50,900 through April 15, 1997, convertible at a price of $2.8125 per share into approximately 133,650 Common Shares. The series and liquidation values of, and conversion prices for, the Preferred Shares to be repurchased are as follows: (i) 72,450 Series B Preferred Shares, valued at $5.00 per Series B Preferred Share, convertible at a price of $.50 per Common Share into 724,500 Common Shares; (ii) 1,413,337 Series D Preferred Shares, valued at $2.50 per Series D Preferred Share, convertible at a price of $2.50 per Common Share into 1,413,337 Common Shares;

(iii) 1,035,000 Series E Preferred Shares, valued at $2.8125 per Series E Preferred Share, convertible at a price of $2.8125 per Common Share into 1,035,000 Common Shares; and (iv) 415,250 Series F Preferred Shares, valued at $5.00 per Series F Preferred Share, convertible at a price of $5.00 per Common Share into 415,250 Common Shares. All such Preferred Shares carry voting rights equal to the number of Common Shares into which they are convertible, except that the Series D Preferred Shares have six-for-one voting rights. It is anticipated that the convertible promissory notes, together with accrued interest, and Preferred Shares would be repurchased at an approximate purchase price of $3.50 per underlying Common Share (except that, with respect to the Series F Preferred Shares, the repurchase price would be equal to the face value thereof). Such aggregate repurchase obligation is anticipated to be approximately $26,600,000, including the payment by the Company to the holders of the Preferred Shares of an amount equal to accrued but unpaid dividends. The Company is seeking the agreement of the holders of the promissory notes and Preferred Shares to the sale of such securities upon the above terms and subject to the consummation of the contemplated offering. In connection with such agreement, the Company is seeking to obtain irrevocable proxies from such holders with respect to the voting of any and all Common Shares and Preferred Shares held by them at the Meeting. In addition, in connection with such agreement, it is contemplated that the Company will prepay the principal amounts of, and accrued and unpaid interest on, certain promissory notes in the aggregate outstanding principal amount of $1,400,000 that are currently due on October 4, 1999. No definitive arrangements are in place with respect to the repurchase of the outstanding promissory notes and Preferred Shares, and no assurances can be given that such transaction will occur upon the terms contemplated or otherwise.

     As indicated above, in the event the proposal to approve the Authorized Share Increase is approved, no further authorization is required or will be solicited from the shareholders with respect to the issuance by the Company of any of the additional Common Shares authorized thereby or any shares, rights, options, warrants or other securities or obligations convertible into, or exchangeable for, such additional authorized Common Shares. This will be the case regardless of whether the contemplated convertible debt offering is undertaken and/or the contemplated repurchase occurs.

     Shareholders of the Company do not currently possess, nor upon the approval of the proposed Authorized Share Increase will they acquire, preemptive rights, that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of the Company.

Recommendation and Vote

     The affirmative vote of the holders of a majority of the votes of the outstanding Shares of the Company present in person or by Proxy and entitled to vote on the proposal at the Meeting is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of the proposed amendment to the Certificate of Incorporation.

                 PROPOSAL 3: AMENDMENT TO 1992 STOCK OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

     The Company's Board of Directors deems it advisable to increase the number of Common Shares authorized for issuance upon the exercise of options granted under the Company's 1992 Stock Option Plan from 2,250,000 to 4,250,000 (subject to shareholder approval of the Authorized Share Increase) (see "Amendment to Certificate of Incorporation to Increase Authorized Common Shares").

Description of the Plan

     The following statements include summaries of certain provisions of the Option Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Option Plan, a copy of which is available at the offices of the Company.

Purpose

     The purpose of the Option Plan is to advance the interests of the Company by inducing persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing such employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company.

Administration

     The Option Plan provides for its administration by the Board or by a committee (the "Stock Option Committee") consisting of at least three persons chosen by the Board of Directors. The Board or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee Directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Stock Option Committee is authorized to interpret the Option Plan and the interpretation and construction by the Board or the Stock Option Committee of any provision of the Option Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by Directors or any members of the Stock Option Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Option Plan.

Nature of Options

     The Board or Stock Option Committee may grant options under the Option Plan which are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

Eligibility

     Subject to certain limitations as set forth in the Option Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including Directors and officers) of either the Company or its subsidiaries. In the case of Nonstatutory Stock Options, employees (including Directors and officers) or non-employee Directors of, or certain consultants or advisors to, the Company or its subsidiaries are eligible. At April 15, 1997, approximately 445 employees and one non-employee Director were eligible to receive options under the Option Plan.

Option Grants

     As of December 20, 1996, of the 2,250,000 Common Shares authorized for issuance upon exercise of options granted under the Option Plan, the Company had granted options (net of cancellations) for the purchase of approximately 2,100,000 Common Shares. On December 20, 1996, following the Board's adoption of an amendment to the Option Plan to increase the number of Common Shares authorized to be issued thereunder to 4,250,000 (subject to shareholder approval of the Authorized Share Increase and the Option Plan Amendment), pursuant to the Option Plan as so amended, the Board granted to certain executive officers options for the purchase of an aggregate of 700,000 Common Shares at an exercise price of $2.75 per share, such price being equal to fair market value at the time of grant (see "Executive Compensation - Option Grants in Last Fiscal Year"). In addition, contemporaneously, the Company granted options to other employees and certain consultants for the purchase of an aggregate of approximately 995,000 Common Shares at an exercise price of $2.75 per share. Further, in March 1997, (i) in connection with the Company's acquisition of Sun Tel Inc., the Company granted an option for the purchase of 50,000 Common Shares at an exercise price of $3.8125 per share and (ii) in connection with Mr. Dettmers' appointment as Chief Operating Officer of AMNEX, the Company granted him an option for the purchase of 150,000 Common Shares at an exercise price of $3.625 per share. All such options, which generally have a five-year term and generally are exercisable to the extent of one-third thereof over a three year period, are subject to shareholder approval of the Authorized Share Increase (see "Amendment to Certificate of Incorporation to Increase Authorized Common Shares") and the Option Plan Amendment. Based on the foregoing, in the event of shareholder approval of the Authorized Share Increase and the Option Plan Amendment, options for the purchase of approximately 255,000 Common Shares would be available for future grant under the Option Plan.

Option Price

     The option price of the Common Shares subject to an Incentive Stock Option or, with regard to officers, Directors and other persons subject to the short-swing profit restrictions of Section 16 ("Insiders"), a Nonstatutory Stock Option, may not be less than the fair market value (as such term is defined in the Option Plan) of the Common Shares on the date upon which such option is granted.

     In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, possesses more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), the option price of the shares subject to such option must be at least 110% of the fair market value of the Common Shares on the date upon which such option was granted.

     The option price of shares subject to a Nonstatutory Stock Option (other than for an Insider) will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value for the Company's Common Shares.

     On April 30, 1997, the closing sale price for the Company's Common Shares was $2-3/8 per share.

Exercise of Options

     An option granted under the Option Plan may be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice must be accompanied, or followed within ten days, by payment of the full option price of such shares which must be made by the holder's delivery of (i) a check payable to the order of the Company in such amount or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise.

Duration of Options

     No Incentive Stock Option and, with regard to Insiders, no Nonstatutory Stock Option granted under the Option Plan may be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Shareholder, such option may not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the Option Plan, other than to an Insider, may be of such duration as shall be determined by the Board or the Stock Option Committee.

Non-Transferability

     Options granted under the Option Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee Director, consultant or advisor is terminated for cause, or such employment or services is terminated voluntarily, any options held by such persons or entities expire immediately. If such employment or services terminate other than by reason of death or disability, voluntarily by the employee, non-employee Director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the Option Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the Option Plan (i) dies while employed by the Company or its subsidiary or while serving as a non-employee Director of, or consultant or advisor to, the Company or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the Option Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, the Company or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of Directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Amendment and Termination

     The Option Plan (but not options previously granted thereunder) will terminate on May 25, 2002, ten years from the date that it was adopted by the Board. Subject to certain limitations, the Option Plan may be amended or modified from time to time or terminated at an earlier date by the Board or the shareholders.

Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to the optionee nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time the optionee exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares issued to the optionee over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares issued to the optionee upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of the option price plus the amount of compensation income recognized by the optionee on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less.

     Incentive Stock Options

     Options granted under the Option Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when the optionee sells or disposes of the shares issued upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be the option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the issuance of the shares to the optionee upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares issued to the optionee upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares issued to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an Incentive Stock Option and in part a Nonstatutory Stock Option, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of the option are treated as issued upon the exercise of Incentive Stock Options and which shares are treated as issued upon the exercise of Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as issued pursuant to the exercise of a Nonstatutory Stock Option.

     Recommendation and Vote

     The affirmative vote of the holders of a majority of the votes of the outstanding Shares of the Company present in person or by Proxy and entitled to vote on the proposal at the Meeting is required for approval of this proposal. Such approval is also contingent upon shareholder approval of the Authorized Share Increase (see "Amendment to Certificate of Incorporation to Increase Authorized Common Shares"). The Board recommends a vote FOR approval of the proposed amendment to the Option Plan.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP has served as the Company's independent auditors since 1993 and has been selected as the Company's independent auditors for the fiscal year ending December 31, 1997.

     A representative of Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intend to be presented at AMNEX's 1998 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received by the Secretary of AMNEX at the principal executive offices of AMNEX by January 3, 1998 for inclusion in AMNEX's Proxy Statement and form of Proxy relating to such meeting.

     In order for a shareholder to nominate a candidate for Director, under the Company's By-Laws, timely notice of the nomination must be received by the Company in advance of the meeting. Ordinarily, such notice must be received at the principal executive offices of the Company (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, notice by such shareholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed to shareholders or the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

     In order for a shareholder to bring other business before an annual meeting of shareholders, under the Company's By-Laws, timely notice must be received by the Company within the time limits described above. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's Proxy Statement.

     Any notice given pursuant to the foregoing requirements must be sent to the Secretary of the Company at 101 Park Avenue, Suite 2507, New York, New York 10178. Any shareholder desiring a copy of the Company's By-Laws will be forwarded one without charge upon receipt of written request therefor.

     The foregoing is only a summary of the provisions of the Company's By-Laws that relate to shareholder nominations for Director and shareholder proposals. Reference is made to the pertinent By-Law provisions attached as Exhibit A hereto.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as items 1 through 3 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement is accompanied by a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K").

     The following information from the Form 10-K, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

     (i) the consolidated financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in Item 14(a) thereof; and

     (ii) "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Item 7 thereof.

     The following additional information from the Company's Current Report on Form 8-K for an event dated June 28, 1996, as amended, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

     (i) the consolidated financials statements of Capital Network System Inc. ("CNSI") as of September 30, 1995 and 1994 and for each of the three years ended September 30, 1995 included in Item 7(a) thereof;

     (ii) the consolidated financial statements of CNSI as of June 30, 1996 and for the nine months ended June 30, 1996 and 1995 included in Item 7(a) thereof; and

     (iii) the pro forma consolidated financial statements of the Company as of June 30, 1996 and for the six months ended June 30, 1996 and twelve months ended December 31, 1995 included in Item 7(b) thereof.

                                            By Order of the AMNEX Board

                                            Amy S. Gross
                                            Secretary

New York, New York
May 3,  1997

                                   AMNEX, INC.
                                 101 Park Avenue
                            New York, New York 10178

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints KENNETH G. BARITZ, PETER M. IZZO, JR. and AMY S. GROSS as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Shares and/or Series B Preferred Shares and/or Series D Preferred Shares and/or Series E Preferred Shares and/or Series F Preferred Shares and/or Series G Preferred Shares and/or Series L Preferred Shares of AMNEX, INC. (the "Company") held of record by the undersigned on April 23, 1997 at the Annual Meeting of Shareholders to be held on May 14, 1997 or any adjournment or adjournments thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3

     1. Election of Directors.

     FOR all nominees listed below        WITHHOLD AUTHORITY
     (except as marked to the             to vote for all nominees
     contrary below).  |_|                listed below.  |_|

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

        KENNETH G. BARITZ        PETER M. IZZO, JR.        FRANCESCO GALESI

     2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 40,000,000 to 70,000,000.

        |_| FOR                    |_| AGAINST                    |_| ABSTAIN

     3. Proposal to approve an amendment to the Company's 1992 Stock Option Plan to increase the number of Common Shares authorized to be issued thereunder from 2,250,000 to 4,250,000.

        |_| FOR                    |_| AGAINST                    |_| ABSTAIN

     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:..............., 1997

                    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partner ship, please sign in full partnership name by general partner or other authorized person. If a limited liability company, please sign in full limited liability company name by manager or other authorized person.


                    Signature


                    Signature, if held jointly


                    Print Name(s)

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           USING THE ENCLOSED ENVELOPE

                                                                      EXHIBIT A

                                   AMNEX, INC.

                                     BY-LAWS

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

Section 2. Annual Meeting

     The annual meeting of shareholders shall be held on the 3rd Tuesday in June of each year, if not a legal holiday, and, if a legal holiday, then on the next business day thereafter, or on such other date as shall be determined by the Board of Directors, and the shareholders shall then elect a Board of Directors and transact such other business as may properly be brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by, at the direction of or upon authority granted by the Board of Directors, (b) otherwise brought before the meeting by, at the direction of or upon authority granted by the Board of Directors, or (c) subject to ARTICLE II, Section 10 hereof, otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the annual meeting was mailed to shareholders or (b) the day on which any such public disclosure was made.

     A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in the By-Laws to the contrary, but subject to ARTICLE II, Section 10 hereof, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2, and, if he should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Section 10.  Notice and Qualification of Shareholder Nominees to Board

     Only persons who are nominated in accordance with the procedures set forth in this Section 10 shall be qualified for election as Directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Company entitled to vote for the election of Directors at the meeting who complies with the procedures set forth in this Section 10. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made.

     A shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended from time to time (including, without limitation, such documentation as is required by Regulation 14A to confirm that such person is a bona fide nominee); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Company that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be qualified for election as a Director of the Company unless nominated in accordance with the procedures set forth in this
Section 10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the ByLaws, and, if he should so determine, he shall so declare to the meeting, and the defective nomination shall be disregarded.